Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Luciano Fernandez Gomez, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of Workday, Inc. on Form 10-Q for the fiscal quarter ended October 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Workday, Inc.

Date: November 29, 2022	By:	/s/ Luciano Fernandez Gomez
Luciano Fernandez Gomez
Co-Chief Executive Officer
(Principal Executive Officer)